is Wi-Fi Perfected System Cloud Semiconductors Software Analytics Supplementary Earnings Presentation Q3 2018

Safe Harbor and Non-GAAP Financial Measures This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, use of proceeds and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risk factors listed in our 10-K filed on February 28, 2018 and subsequent 10-Q filings. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix to this presentation. 2

Company Highlights

High-performance Wi-Fi leader	Pioneer in both 8x8 and 4x4 advanced MIMO technology Trendsetter and influencer within IEEE 802.11 standards body
Proven execution & innovation across four generations of solutions	Land and expand within each product generation yields rapid revenue growth with less incremental selling expense
Sustainable advantage & multiple barriers to entry	Over 1,700 man years of R&D and IP development Demonstrated leadership in 8x8 10G Wave 3, with nationwide deployment underway at scale
Long product lifecycles and sticky design wins	Service provider positioning in Wi-Fi is unmatched Over 90% follow-on design success with existing sockets
Demonstrated initial success with multiple growth drivers	Service provider telco opened up satellite opportunity >> current opportunity is cable MSO >> future is retail and enterprise
Attractive financial model with significant operating leverage	Drove a 45% CAGR in revenue over last five years Generated cash from operations for the last two fiscal years Strong gross margin profile of ~50%

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At a Glance Strong Revenue Growth Profile $MM 200 million+ 60+ chips shipped products with $176 Quantenna inside $62 Q4 guide midpoint 45% CAGR $129 50+ 40+ service providers OEMs / ODMs $84 $158 $67 $40 ~410 85+ employees Issued and pending patents worldwide 2013 2014 2015 2016 2017 2018 4

Premium Strategy Drives Share Gains Each Tech Cycle Launch next- generation products Premium Premium Mainstream Mainstream Low Cost Low Cost Current Wi-Fi Generation Future Wi-Fi Generation  Continue leadership in the premium  Extend the previous generation to mainstream with market with new products cost-optimized products and introduce new products 5

Sizing Up the Premium Wi-Fi Market Total Wi-Fi Chipset Revenue Total Wi-Fi Enabled Device Shipments Quantenna’s premium Wi-Fi 2017-2022 2017-2022 CAGR technology leads the high CAGR performance, fixed-point 0.3 B 33% device market. 28% $1.9 B 0.8 B * $0.6 B 0.1 B Premium Wi-Fi in 6% Fixed-Point Devices -2% 0.6 B Mainstream Wi-Fi in $1.2 B Fixed-Point Devices $1.3 B 2.8 B Wi-Fi in Portable 6% Devices 3% 2.1 B * Premium Wi-Fi chipsets are defined by 4x4 MIMO or higher performance. $2.1 B $2.4 B 2017 2022 2017 2022 Source: ABI Research Wi-Fi Device Report 2Q 2018 and Quantenna assumptions Portable Devices include smartphones, feature phones, mobile device accessories, portable PCs, tablets, PC accessories, portable consumer electronics, smart home nodes and wearables. Non-Portable Devices include networking, connected home devices, gateways, set-top boxes, televisions, gaming consoles, desktop PCs, automotive, industrial, IoT, and others. 6

New Initiatives Expanding Served Markets Spartan Products 5GHz + 2.4GHz: Cable Gateway, Emerging Markets Bridge, STB 5GHz only: Telco US, Europe 802.11ax Wave 3 Wave 2 2017 2018+ 7

Q3 2018 Income Statement Highlights* Record quarterly revenue of $59.3 million Strong Revenue Growth Profile $MM $MM • 18% Y/Y growth vs Q3 2017 80 15% 200 • 11% Q/Q growth vs Q2 2018 YoY 70 18% 175 • 15% Y/Y growth TTM 2018 YoY Gross margin of 49.8% 60 150 • Exceeded guidance range of 48.25% to 50 125 49.25% Strong earnings performance 40 100 • $7.0 million net income 30 75 • $0.17 in EPS 20 50 – Exceeded $0.14 to $0.16 guidance range 10 25 0 0 Q3 2017 Q3 2018 TTM Q3 TTM Q3 2017 2018 *Gross margin, income and EPS figures are fully diluted based on non-GAAP reporting which excludes stock-based compensation and other specified one-time items. See reconciliation table. TTM means trailing twelve months. 8

Q3 2018 Cash Flow and Balance Sheet Highlights* Generated record $16M in cash from Strong Operating Cash Flow Performance $MM $MM operations in Q3 2018 25 25 • 118% Y/Y growth vs Q3 2017 • 39% Y/Y growth YTD 2018 20 20 • $0.40 per share 39% Cumulatively generated $27M in cash YoY from operations over the last two years 15 15 118% • $0.67 per share YoY Generated $13M in free cash flow in Q3 10 10 2018 • $0.33 per share 5 5 Cash, cash equivalents and investments of $132M and no debt 0 0 Q3 2017 Q3 2018 YTD Q3 YTD Q3 • $3.30 per share 2017 2018 *Gross margin, income and EPS figures are fully diluted based on non-GAAP reporting which excludes stock-based compensation and other specified one-time items. See reconciliation table. YTD means year-to-date. 9

Wi-Fi Technology Segmentation Highlights • 802.11ac Wave 3 (10G) revenue Technology Cycles Drive Growth Q3 was a record at $17.8 million $MM – Q/Q growth of 28% or $3.9 million 60 – Y/Y growth of 173% or $11.3 million – Q4 revenue expected to grow 5% to 50 10% Q/Q 40 • 802.11ac Wave 2 revenue Q3 was a record at $40.4 million 30 – Q/Q growth of 6% or $2.4 million – Y/Y growth of 12% or $4.3 million 20 – Q4 revenue is expected to be slightly up Q/Q 10 • 802.11n revenue 0 – Q3 declined 26% Q/Q to $1.2 million Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 – Q4 revenue expected to be slightly Other 802.11n 802.11ac Wave2 802.11ac Wave3 (10G) up Q/Q 10

Operating Results & Guidance* 2016 2017 Q2 2018 Q3 2018 Q4 2018 Guidance Revenue (M) $129.1 $176.4 $53.4 $59.3 $61 - $63 GAAP: 49.9% +/- 100bps Gross Margin 49% 50% 50% 50% Non-GAAP: 50.0% +/- 100bps GAAP: $27M to $28M OPEX 40% 38% 48% 44% Non-GAAP: $23M to $24M GAAP: $0.08 – $0.10 EPS $0.12 $0.17 $0.04 $0.26 Non-GAAP: $0.18 – $0.20 *Gross margin, OPEX and EPS figures are based on non-GAAP reporting which excludes stock-based compensation and other one-time items. 11

Balance Sheet Summary (in millions) 2016 2017 Q2 2018 Q3 2018 Cash, Cash Equivalents $117.0 $118.6 $120.1 $132.0 & Marketable Securities Total Assets $154.8 $212.7 $226.8 $234.6 Total Debt $5.9 $3.9 $0.0 $0.0 Total Liabilities $26.0 $32.1 $35.3 $36.1 Total Stockholders’ $128.7 $180.6 $191.5 $198.5 Equity 12

Appendix 13

Non-GAAP to GAAP Operating Margin Reconciliation* 2015 2016 2017 Q2 2018 Q3 2018 Non-GAAP Gross Margin 49% 50% 50% 49% 50% SBC: Gross Margin 0% 0% 0% 0% 0% GAAP Gross Margin 49% 50% 50% 48% 50% Non-GAAP Operating Margin (6%) 2% 6% 9% 12% SBC: R&D 0% 1% 3% 5% 4% SBC: S&M 1% 0% 1% 1% 1% SBC: G&A 1% 1% 2% 2% 2% Non-recurring items 0% 0% 0% 0% 0% GAAP Operating Margin (7%) (1%) (1%) 1% 5% *SBC means stock-based compensation, non-recurring items comprised of executive severance, percentages may not total due to rounding 14

Non-GAAP to GAAP Net Margin Reconciliation* 2015 2016 2017 Q2 2018 Q3 2018 Non-GAAP Net Margin (7%) 1% 6% 9% 12% SBC: Gross Margin 0% 0% 0% 0% 0% SBC: R&D 0% 1% 3% 5% 4% SBC: S&M 1% 0% 1% 1% 1% SBC: G&A 1% 1% 2% 2% 2% Non-recurring items 0% 0% (20%) (1%) (1%) GAAP Net Margin (8%) (1%) 20% 2% 6% *SBC means stock-based compensation, non-recurring items comprised of executive severance and income tax adjustment relating to recognition of US Federal deferred tax asset pursuant to release of valuation allowance. Percentages may not total due to rounding 15

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